United States
Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2004

Hercules Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-00496	51-0023450

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Hercules Plaza
1313 North Market Street
Wilmington, Delaware 19894-0001

(Address of principal executive offices) (Zip Code)

(302) 594-5000

(Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.
Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
PRESS RELEASE DATED MARCH 22, 2004
PRESS RELEASE DATED MARCH 22, 2004

Item 5. Other Events and Regulation FD Disclosure.

On March 22, 2004, Hercules Incorporated (“Hercules”) issued two press releases, which are attached as exhibits to this Form 8-K.

The first press release announced that Allan A. Spizzo had been named Vice President and Chief Financial Officer effective immediately. Mr. Spizzo most recently served as Vice President, Corporate Affairs, Strategic Planning and Corporate Development for Hercules.

The second press release announced that Marco F. Cenisio had been named President, FiberVisions and President, Pinova and that Kathryn L. Fialkowski had been named Director, Hercules Project Management Office. Mr. Cenisio most recently served as Vice President, Europe and Business Director for Hercules’ Pulp and Paper Division. Ms. Fialkowski joined Hercules in February 2003 as Director, Work Process Redesign.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release of Hercules Incorporated dated March 22, 2004.

99.2	Press Release of Hercules Incorporated dated March 22, 2004.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES INCORPORATED

Date: March 22, 2004	By:	/s/ Richard G. Dahlen

Richard G. Dahlen Chief Legal Officer

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EXHIBIT INDEX

Number	Exhibit
99.1	Press Release of Hercules Incorporated dated March 22, 2004

99.2	Press Release of Hercules Incorporated dated March 22, 2004